OPENWAVE™

OPENWAVE™

Don Listwin
President & Chief Executive Officer

SAFE HARBOR STATEMENT

Please be reminded that any remarks that may be made about future expectations, plans, or prospects for the companies in this presentation or in the press release announcing the merger constitute forward-looking statements for the purpose of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Each company's actual results and the results of the merged company post-closing may differ materially from those indicated by these forward-looking statements as a result of various important factors including those discussed in the companies' quarterly reports on form 10-Q for the fiscal quarter ended June 30, 2000, and in other filings that they have made with the SEC.

The following presentation contains historical gross revenues data of Phone.com and Software.com on an unaudited combined basis for the periods indicated. The data are derived from the historical consolidated financial statements of each of Phone.com and Software.com. The unaudited combined data are not necessarily indicative of the operating results that would have been achieved had the merger of Phone.com and Software.com been in effect as of the beginning of the periods presented and should not be construed as representative of future operations.

OPENWAVE

OPENWAVE™

NASDAQ: OPWV

OUR MISSION

Deliver innovative software that enables Communications Service Providers to realize the potential of the Internet

OPENWAVE

MERGER UPDATE – INTEGRATION STATUS

– HSR	August 30
– Listwin staff structure	September 1
– Integration teams named	September 5
– Listwin joins PHCM	September 11
– Executives aligned/named	September 21
– SEC clearance	September 28
– Next level alignment	
• Strategy Structure Staff	
• WW Customer Operations	DONE
• Functions	November 3
• Engineering	November 10
– Shareholders meeting	November 17
– NASDAQ & name Launch	November 20
– Openwave Analyst Day 2001	January 30-31

OPENWAVE

THE CUBE - VIEWING MARKET OPPORTUNITIES


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

WIRELESS ACROSS SECTORS



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

THE CUBE - VIEWING MARKET OPPORTUNITIES


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

WIRELINE APPLICATIONS ACROSS GEOGRAPHIES


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireli
Wireless
Portal/ASP
Cable

OPENWAVE

WIRELINE APPLICATIONS IN AMERICAS 2001


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

WIRELINE APPLICATIONS IN AMERICAS 2001



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable
229 million
users x $16 =
$3.7 billion
market
opportunity

Source: Gartner & MSDW

OPENWAVE

WIRELESS INFRASTRUCTURE IN AMERICAS 2001



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

WIRELESS INFRASTRUCTURE IN AMERICAS 2001


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable
133 million users x $26 = $3.4 billion market opportunity

Source: Gartner & MSDW

OPENWAVE

CASE STUDY: BRITISH TELECOM



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

CASE STUDY: BRITISH TELECOM


Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable
BT

OPENWAVE

CASE STUDY: BRITISH TELECOM



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

CASE STUDY: BRITISH TELECOM



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable
BTcellnet

OPENWAVE

CASE STUDY: BRITISH TELECOM



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable

OPENWAVE

CASE STUDY: BRITISH TELECOM



Applications
Infrastructure
Services
Asia Pacific
Japan
EMEA
Americas
Wireline
Wireless
Portal/ASP
Cable
genie

OPENWAVE™

Alan Black
CFO & Sr. Vice President, Corporate Affairs

HISTORICAL QUARTERLY REVENUES



Dollars in Millions
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
CAGR: 280%
$21.3
$29.1
$38.8
$57.3
$80.8
9/30/99
12/31/99
3/31/00
6/30/00
9/30/00

Q/Q:	+30%	+37%	+33%	+48%	+41%

Note: Unaudited pro forma, 6/30 and 9/30 quarters include eliminations

OPENWAVE

METRICS

- Mailboxes
- Active subscribers
- DSOs
- Backlog
- Geographic revenue breakdown
- Employee count by functional area
- Contract mix by customer

- www.openwave.com

OPENWAVE

PRO FORMA BUSINESS MODEL

	Sept 2000	Target
Gross Margin	75%	76%
S&M	42%	23%
R&D	34%	16%
G&A	13%	7%
Oper. Margin	(13%)	30%

Note: September quarter includes eliminations
Operating Margin excludes non cash items

OPENWAVE

OPENWAVE™